December 9, 2016

ADVANTAGE FUNDS, INC.

Dynamic Total Return Fund

Supplement to Summary Prospectus and Statutory Prospectus

dated September 30, 2016

The following information supplements and replaces any contrary information contained in "Principal Investment Strategy" in the summary prospectus and statutory prospectus:

The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds), maturity or duration.  The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments.

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The following information supplements and replaces any contrary information contained in "Goal and Approach" and "Investment Risks" in the statutory prospectus:

The fund may gain investment exposure to Real Estate Investment Trusts ("REITs") and Master Limited Partnerships ("MLPs") through investment in exchange-traded funds ("ETFs") and, with respect to MLPs, exchange-traded notes ("ETNs").  REITs are pooled investment vehicles that invest primarily in income-producing real estate or loans related to real estate, and real-estate operating companies.  MLPs are limited partnerships that are publicly traded on a securities exchange.  The majority of MLPs operate in the energy infrastructure sector, owning assets such as those used in exploring, developing, producing, generating or transporting natural gas, natural gas liquids, crude oil, refined products, coal, electricity or alternative fuels.  ETNs are debt securities that combine certain aspects of ETFs and bonds.  The fund will invest in REIT- or MLP-related ETFs and MLP-related ETNs that are publicly traded on a securities exchange and that generally track specified market indices.  Under normal market conditions, the fund's investment in REIT-related ETFs, MLP-related ETFs and MLP-related ETNs is not expected to exceed 5% of the fund's total assets, respectively.  The fund, however, may invest up to 10% of its total assets in REIT-related ETFs, MLP-related ETFs and MLP-related ETNs, respectively.  In addition, the fund may invest up to 5% of its total assets directly in REITs.  Any investment by the fund in MLP-related ETFs and MLP-related ETNs that provide exposure to commodities is subject to the requirement that the fund invest no more than 25% of its total assets in DTR Commodity Fund Ltd., a wholly-owned and controlled subsidiary of the fund organized under the laws of the Cayman Islands, and any other investment that provides exposure to commodities.

The fund may invest in bonds and other fixed-income securities of any credit quality (including "investment grade," "high yield" or "junk" bonds), maturity or duration.  The fund may have investment exposure to bonds and other fixed-income securities by investing directly in such securities or through ETFs and derivative instruments.

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6140STK1216

The fund is subject to the following additional risks that are not anticipated to be principal risks of investing in the fund:

•         REIT risk.  Investments in REITs involves risks similar to investing directly in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates.  The value of securities issued by REITs is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT, by tax and regulatory requirements and by perceptions of management skill.  They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act of 1940, as amended.

•         MLP risk.  Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest between the MLP and the MLP's general partner, cash flow, dilution and regulatory changes.  Certain MLP securities may trade in lower volumes due to their smaller capitalizations and may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity.  MLPs are generally considered interest rate sensitive investments and, during periods of interest rate volatility, may not provide attractive returns.  To the extent a distribution from an MLP is treated as a return of capital, the adjusted tax basis in the interests of the MLP may be reduced, which will result in an increase in an amount of income or gain (or decrease in the amount of loss) that will be recognized for tax purposes upon the sale of any such interests or upon subsequent distributions in respect of such interests.  The benefit derived from investment in MLP units is largely dependent on the MLPs being classified as partnerships and not as corporations for federal income tax purposes.  A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which could result in a reduction of the value of the investment in the MLP and lower income generated by the MLP.  MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy.  A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on investments in such MLPs.

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6140STK1216

December 9, 2016

ADVANTAGE FUNDS, INC.

Dynamic Total Return Fund

Supplement to Current Statement of Additional Information

The following supersedes and replaces any contrary information in the section of the SAI entitled "Investments, Investment Techniques and Risks":

  The fund may gain investment exposure to REITs through direct investment and through investment in ETFs.
  The fund may gain investment exposure to MLPs through investment in ETFs and ETNs.

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GRP2-SAISTK-1216